UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 12, 2005
Date of Earliest Event Reported: January 10, 2005

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)

(214) 918-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

Energy Transfer Partners, L.P. (the “Partnership”) held a conference call on January 10, 2005, to discuss its financial results for the first quarter ended November 30, 2004. The Partnership also answered questions from participants during the call. A copy of the transcript of the conference call is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are being furnished herewith:

          Exhibit Number 99.1 – Transcript of earnings conference call on January 10, 2004, discussing financial results for the first quarter ended November 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By: By:	U.S. Propane L.P., General Partner U.S. Propane L.L.C., General Partner

Date: January 12, 2005	By:	/s/ Ray C. Davis

Ray C. Davis Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren

Kelcy L. Warren Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of earnings conference call on January 10, 2005, discussing financial results for the first quarter ended November 30, 2004.